SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2015

Lans Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148385	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Brickell, Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 001-63-6017-348-8798

13 The Concourse, London, UK NW9 5AX (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase and Restructure Agreement

On April 17, 2015, the Company entered into an Asset Purchase and Restructure Agreement (the “Agreement”) with Transaction Data USA Inc. (“TDUSA”), Trevor Allen, the Company’s officer and director, and Soudmax Ltd., a shareholder of the Company. Pursuant to the Agreement, the Company acquired the following assets (the “Assets”) from TDUSA:

  Access to TDUSA’s existing customer files and accounts;
  The MCRd Application Framework, This technology reduces the complex process for managing enterprise data encryption. Using our platform our clients can more easily migrate clients to a better security base to prevent credit card cloning and identy theft in retail locations.
  Trade marks including Payment-Engine, PaymentSandBox and Cloudecrypt;
  The platform enables service providers to reduce compliance and management costs of data encryption for multiple customers and the hardware and peripheral options are also more easily supported to reduce cost to commercialize encrypted payment solutions by service providers.
  Partner relationships with certain online companies.

The Company did not assume any of TDUSA’s liabilities in the transaction.

In consideration for the Assets, the Company agreed to issue to TDUSA 400,000 shares of its newly created Series A Preferred Stock and 19,985,000 shares of its common stock.

As part of the transaction, the Company’s officer and director, Trevor Allen, agreed to exchange his 7,000,000 shares of common stock into 100,000 shares of Series A Preferred Stock and Soundmax Ltd. agreed to exchange its 12,985,000 shares of common stock into 99,859 shares of Series A Preferred Stock.

The Agreement has post-closing covenants, which include the following:

▪	The Company agreed to use its best efforts to raise $375,000 for its own working capital needs and to develop the business surrounding the Assets;
▪	TDUSA has the right to appoint two persons to the Company’s board of directors; and
▪	The parties agreed to a revenue share of the new business as outlined in the Agreement.

The foregoing description of the Asset Purchase and Restructure Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which is filed with the Securities and Exchange Commission as Exhibit 2.1 to this Current Report on Form 8-K.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Set forth below is a description of the Company’s business and other Form 10 information. Because the Company did not merge into or acquire any formerly operating business, there is no audited financial statements or pro forma financial information that can be updated in this Form 8-K.

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DESCRIPTION OF BUSINESS

Forward Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting operations, successful capital raises, market growth, services, and products. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

▪	Our ability to attract and retain management and field personnel with experience in our industry;

▪	Our ability to raise capital when needed and on acceptable terms and conditions;

▪	The intensity of competition; and

▪	General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and we cannot assure you of the accuracy or completeness of the data included in this report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size and revenues. We have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See “Risk Factors” for a more detailed discussion of uncertainties and risks that may have an impact on future results.

The Business

The Company did not acquire a business due to the fact that the acquired Assets are merely the foundation being used to create a completely new operation that will include marketing, services, a workforce and products that were not a part of the Assets acquired. The Company’s intention is to create a business with operations that include the marketing and sales of products and services that will expand and grow the Company.

Lans Holdings will use the acquired technology to deploy a new SaaS (Security as a Service) enterprise solution called CLOUDECRYPT. This solution reduces the complex process for managing enterprise data encryption. Using this platform our customers can more easily migrate clients to a better security base to prevent credit card cloning and identity theft in retail locations. The platform enables service providers to reduce compliance and management costs of data encryption for multiple customers. Lans Holdings will be focused on providing a certified and compliant solution that will be recognized by a council formed and managed buy Visa, MasterCard, Discover, AMEX and JCB.Payment gateways and other companies that develop and market solutions to businesses that process credit cards can leverage the CLOUDECRYPT platform which will provide the most secure solution to meet compliance requirements at a fraction of the cost than doing it internally. The hardware and peripheral options are also more easily supported to reduce cost to commercialize encrypted payment solutions by service providers. Lans Holdings will combine the CLOUDECRYPT with the Open4Biz (cloud business management apps) and Payment-Engine (cloud based retail and ecommerce platform) all of which will be "EMV ready" (meaning ready to support the latest card payment "chip and pin" security known as EMV (Europay, MasterCard and Visa). Lans Holdings will provide the next generation one stop solution for retail and ecommerce businesses.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Reference is made to the disclosure in the section entitled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Form 10-K/A of the Company, filed with the Securities and Exchange Commission on April 2, 2015, and the disclosure in the section entitled “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Form 10-Q of the Company, filed with the Securities and Exchange Commission on April 14, 2014, which are incorporated herein by reference.  Such disclosure is supplemented by the information set forth in this Current Report on Form 8-K.

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PROPERTIES

The disclosure in the section entitled “Item 2. Properties” set forth in the Form 10-K/A of the Company, filed with the Securities and Exchange Commission on April 2, 2015, is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 17, 2015, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group:

	Common Stock		Series A Preferred Stock
Name and Address of Beneficial Owner	Number of Shares Owned (1)	Percent of Class (2)	Number of Shares Owned (1)	Percent of Class (2)
Trevor Allen	31,315,000	21%	100,000	16%
All Directors and Executive Officers as a Group (1 person)	31,315,000	21%	100,000	16%
5% Holders
Soundmax Ltd. 1/F Block D 6 Tam Kung Rd, HK, PRC	42,000,900	29%	99,859	16%
Transaction Data USA Inc. 801 Brickell, Miami, FL 33133	59,985,000	34%	400,000	66%

(1)	Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of voting stock listed as owned by that person or entity.

(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. The percent of class is based on 133,300,000 shares of common stock and 599,859 voting shares as of April 17, 2015.

DIRECTORS AND EXECUTIVE OFFICERS

The disclosure in the section entitled “Item 10. Directors, Executive Officers and Corporate Governance” set forth in the Form 10-K/A of the Company, filed with the Securities and Exchange Commission on April 2, 2015, is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure in the section entitled “Item 11. Executive Compensation” set forth in the Form 10-K/A of the Company, filed with the Securities and Exchange Commission on April 2, 2015, is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The disclosure in the section entitled “Item 13. Certain Relationships and Related Transactions, and Director Independence” set forth in the Form 10-K/A of the Company, filed with the Securities and Exchange Commission on April 2, 2015, is incorporated herein by reference.

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LEGAL PROCEEDINGS

The disclosure in the section entitled “Part II Item 1. Legal Proceedings” set forth in the Form 10-Q of the Company, filed with the Securities and Exchange Commission on April 14, 2015, is incorporated herein by reference.

MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND

 ISSUER PURCHASES OF EQUITY SECURITIES

The disclosure in the section entitled “Item 5. Market for Registrant’s Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities” set forth in the Form 10-K/A of the Company, filed with the Securities and Exchange Commission on April 2, 2015, is incorporated herein by reference.

Description of Securities

Our authorized capital stock consists of 500,000,000 shares of common stock, with a par value of $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share. As of April 17, 2015, there were 133,300,000 shares of our common stock issued and outstanding and 599,859 shares of preferred stock issued and outstanding.

Common Stock

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of preferred stock, the holders of our common stock will possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock. Holders of our common stock representing fifty percent (50%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of shares of our common stock will be entitled to such cash dividends as may be declared from time to time by our board of directors from funds available therefore.

Subject to any preferential rights of any outstanding series of preferred stock created from time to time by our board of directors, upon liquidation, dissolution or winding up, the holders of shares of our common stock will be entitled to receive pro rata all assets available for distribution to such holders.

In the event of any merger or consolidation with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash). Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

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Preferred Stock

Our board of directors may become authorized to authorize preferred shares of stock and to divide the authorized shares of our preferred stock into one or more series, each of which must be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, within any limitations prescribed by law and our articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including, but not limited to, the following:

1.	The number of shares constituting that series and the distinctive designation of that series, which may be by distinguishing number, letter or title;

2.	The dividend rate on the shares of that series, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

3.	Whether that series will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4.	Whether that series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

5.	Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6.	Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7.	The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

8.	Any other relative rights, preferences and limitations of that series

Series A Preferred Stock

On April 21, 2015, we filed a Certificate of Designation with the Nevada Secretary of State to designate a class of Series A Preferred Stock. The Series A Preferred Stock features are summarized below:

1)	Consists of 599,859 shares;
2)	Quarterly dividends of 7% per annum in cash or common stock;
3)	Super voting rights of 150 votes of common stock per share;
4)	Liquidation preference of $5.00 per share; and
5)	Conversion rights into common on a 1:100 basis at $0.05 per share with adjustments.

Provisions in Our Articles of Incorporation and By-Laws That Would Delay, Defer or Prevent a Change in Control

Our articles of incorporation authorize our board of directors to issue a class of preferred stock commonly known as a "blank check" preferred stock. Specifically, the preferred stock may be issued from time to time by the board of directors as shares of one (1) or more classes or series. Our board of directors, subject to the provisions of our Articles of Incorporation and limitations imposed by law, is authorized to adopt resolutions; to issue the shares; to fix the number of shares; to change the number of shares constituting any series; and to provide for or change the following: the voting powers; designations; preferences; and relative, participating, optional or other special rights, qualifications, limitations or restrictions, including the following: dividend rights, including whether dividends are cumulative; dividend rates; terms of redemption, including sinking fund provisions; redemption prices; conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock.

In each such case, we will not need any further action or vote by our shareholders. One of the effects of undesignated preferred stock may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of preferred stock pursuant to the board of director's authority described above may adversely affect the rights of holders of common stock. For example, preferred stock issued by us may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock.

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Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Nevada Anti-Takeover Laws

Nevada Revised Statutes sections 78.378 to 78.379 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our articles of incorporation and bylaws do not state that these provisions do not apply. The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The statute is limited to corporations that are organized in the state of Nevada and that have 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada; and does business in the State of Nevada directly or through an affiliated corporation. Because of these conditions, the statute currently does not apply to our company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 78.7502 of the Nevada Revised Statutes and Article XI of our Bylaws permit us to indemnify our officers and directors and certain other persons against expenses in defense of a suit to which they are parties by reason of such office, so long as the persons conducted themselves in good faith and the persons reasonably believed that their conduct was in our best interests or not opposed to our best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

Indemnification is not permitted in connection with a proceeding by us or in our right in which the officer or director was adjudged liable to us or in connection with any other proceeding charging that the officer or director derived an improper personal benefit, whether or not involving action in an official capacity.

FINANCIAL INFORMATION

No financial information, including pro forma financial statements, are required to be filed with this Current Report on Form 8-K to reflect the entry into the Agreement. The Company’s audited financial statements for the years ended November 30, 2014 and 2013 set forth in the Form 10-K/A of the Company, filed with the Securities and Exchange Commission on April 2, 2015, are incorporated herein by reference. The Company’s unaudited financial statements for the three months ended February 28, 2015 and 2014 set forth in the Form 10-Q of the Company, filed with the Securities and Exchange Commission on April 14, 2015, are incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The Company believes that the investor had adequate information about the Company as well as the opportunity to ask questions and receive responses from management.

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ITEM 3.03 – Material Modification of Rights of Security Holders

The information provided in Items 1.01, 2.01 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

On April 21, 2015, pursuant to Article III of our Articles of Incorporation, the Board of Directors voted to designate a class of preferred stock entitled Series A Preferred Stock, consisting of up to 599,859 shares, par value $0.001.

The rights of the holders of Series A Preferred Stock are defined in the relevant Certificate of Designation filed with the Nevada Secretary of State on April 21, 2015, attached hereto as Exhibit 3.1, and is incorporated by reference herein.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information provided in Items 1.01, 2.01 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the issuances to TDUSA there has been a change in control of the Company.

In connection with the change in control of our company, TDUSA has the right to appoint two persons to the Company’s board of directors, as discussed more fully in Item 5.02 below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Items 1.01, 2.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective April 21, 2015, the Board of Directors of the Company appointed Anthony Ribas as a member of the Company’s Board of Directors.

Mr. Anthony Ribas

From December 2010 to the present, Mr. Ribas is the CEO and General Manager of Transaction Data USA, Inc. in Miami Florida. From 2007 to 2012, he was CEO and founder of Vault Acquiring Solutions, LLC in Agoura Hills, California.

Mr. Ribas has 15 years’ experience within the payments industry in various roles and capacities. Because of his experience in the industry in which we do business, we believe that Mr. Ribas is qualified to act as a member of our Board of Directors.

Mr. Ribas does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There are no family relationships between our officers and/or directors. Other than as described in this Current Report on Form 8-K, Mr. Ribas has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

Other than as described in this Current Report on Form 8-K, there is no present arrangement or understanding between Mr. Ribas any other person pursuant to which Mr. Ribas was elected as a director. Presently, there is compensation or other arrangement between the Company and Mr. Ribas.

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ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company has been classified as a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) until immediately before the execution of the Agreement.  Effective as of April 17, 2015, the Company has commence a new business venture by entering into the Agreement set forth under Items 1.01 and 2.01 of this report, which disclosure is incorporated herein by reference.  Consequently, the Company believes that the transaction has caused the Company to cease being a shell company.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Following the transactions described above, the Company’s corporate offices have been moved. The Company’s new office address is:

801 Brickell, Miami, Florida 33133

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Asset Purchase and Restructure Agreement, dated April 17, 2015
3.1	Certificate of Designation, dated April 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lans Holdings, Inc.

/s/ Trevor Allen

Trevor Allen
Chief Executive Officer

Date: April 24, 2015

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